                                                                Exhibit 10.1(b)

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF MIDDLESEX

Recording requested by:
And when recorded mail to:
Otten, Johnson, Robinson,
  Neff & Ragonetti, P.C.
950 Seventeenth Street
Suite 1600
Denver, Colorado 80202
Attention:  Mark F. Copertino, Esq.

--------------------------------------------------------------------------------

                    MORTGAGE AND LOAN MODIFICATION AGREEMENT

            This MORTGAGE AND LOAN MODIFICATION AGREEMENT (this "Agreement"), dated as of May 30, 2000, is made by and between ROGER P. SONNABEND, PETER J. SONNABEND and BOY A.J. VAN RIEL, trustees of the Charterhouse of Cambridge Trust, and not individually, under a Declaration of Trust dated December 27, 1963 and recorded at Middlesex South Deeds Book 11160, Page 340, as amended by Amendment of Declaration of Trust dated July 8, 1966 and recorded at Middlesex South Deeds Book 11160, Page 359 ("Charterhouse"), and SONESTA OF MASSACHUSETTS, INC., a Massachusetts corporation ("Sonesta," and, together with Charterhouse, collectively, "Borrower"), and SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("Lender").

                                    RECITALS

            A. On or about January 6, 1997, Lender made a $22,880,000.00 loan (the "Original Loan") to Borrower.

            B. The Original Loan is evidenced by a Promissory Note dated as of December 18, 1996, in the original principal amount of the Original Loan executed by Borrower for the benefit of Lender (the "Original Note"), and is secured by, among other things, a Mortgage, Security Agreement, Fixture Filing, Financing Statement, and Assignment of Leases and Rents (the "Original Mortgage") dated as of December 18, 1996 executed by Borrower for the benefit of Lender and encumbering Borrower's fee interest and leasehold interest in and to certain "Property" commonly known as the Royal Sonesta Hotel, City of Cambridge, Middlesex County, Massachusetts, and more particularly described in the Original Mortgage and in Exhibit A attached hereto (the "Property"). The Original Mortgage was recorded on January 13, 1997, with the Middlesex South District Registry of Deeds at Book 26983, Page 640, and on January 13, 1997, with the Middlesex South District of the Land Court as Document Number 1022100.

            C. The Original Note, the Original Mortgage, and each other document executed by Borrower and/or Sonesta International Hotels Corporation, a New York corporation ("Guarantor"), and evidencing or securing the Original Loan, are referred to herein, collectively, as the "Original Loan Documents."

            D. On or about June 1, 2000, Lender is making an additional advance to Borrower in the amount of $19,865,733.66 (the "Additional Advance"), such that the aggregate indebtedness owing by Borrower to Lender under the Original Loan and the Additional Advance will be, as of the date of the Additional Advance, $41,000,000.00.

            E. Pursuant to an Amended and Restated Promissory Note (the "Amended and Restated Note"; the loan evidenced by the Amended and Restated Note being referred to herein as the "Loan") dated as of the date hereof in the original principal amount of $41,000,000.00, Borrower and Lender are consolidating, amending and restating the Original Loan and the Additional Advance.

            F. On or about June 1, 2000, Lender is also making a loan in the original principal amount of $31,000,000.00 (the "Key Biscayne Loan") to an affiliate of Borrower, Sonesta Beach Resort Limited Partnership, a Delaware limited partnership (the "Key Biscayne Borrower").

            G. The Key Biscayne Loan is evidenced by a Consolidated and Renewed Promissory Note dated as of the date hereof made by Key Biscayne Borrower to Lender (the "Key Biscayne Note"), and is secured by, among other things, a Consolidated, Amended and Restated Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents granted by Key Biscayne Borrower to Lender of even date therewith (the "Key Biscayne Mortgage") encumbering certain real property commonly known as the Sonesta Beach Resort, Key Biscayne, Florida, and more particularly described in the Key Biscayne Mortgage.

            H. The Key Biscayne Note, the Key Biscayne Mortgage, and all other documents executed by Key Biscayne Borrower and/or Guarantor, in connection with the Key Biscayne Loan are referred to herein, collectively, as the "Key Biscayne Loan Documents."

            I. In connection with the Additional Advance, Borrower and Lender hereby desire to amend certain terms of the Original Mortgage and the other Original Loan Documents to (i) secure the Amended and Restated Note, (ii) secure the repayment of the Key Biscayne Loan and the Key Biscayne Borrower's obligations under the Key Biscayne Loan Documents, (iii) cross default the Loan and the Key Biscayne Loan, and (iv) reflect certain other agreements as hereinafter provided.

            J. The Original Mortgage, as modified hereby, is referred to herein as the "Mortgage"; the Original Loan Documents, as modified hereby, together will the Amended and Restated Note and all other documents evidencing or executed in connection with the Additional Advance are referred to herein as the "Loan Documents."

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender as follows:

            1. Modification of Original Mortgage.

                  (a) Section 1.4 of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor:

            "1.4 Environmental Indemnity Agreement: The Environmental Indemnity Agreement dated as of December 18, 1996, made by Mortgagor and Guarantor for the benefit of Mortgagee, as modified pursuant to the Modification Agreement."

                  (b) Section 1.10 of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor:

            "1.10 Guaranty Agreement: The Limited Guaranty Agreement dated as of December 18, 1996, made by the Guarantor for the benefit of Mortgagee, as reaffirmed and modified pursuant to a Reaffirmation and Modification of Guaranty Agreement and Environmental Indemnity Agreement dated as of May 30, 2000, executed by the Guarantor for the benefit of Mortgagee."

                  (c) Section 1.11 of the Original Mortgage, the definition of "Intangible Personalty," is hereby modified to include any and all fees, charges, accounts, or other payments for the use or occupancy of rooms and other public facilities located at the Property.

                  (d) Section 1.15 of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor:

            "1.15 Loan Documents: The Note, all of the deeds of trusts, mortgages and other instruments and documents securing the Note, including this Mortgage, the Environmental Indemnity Agreement, the Guaranty Agreement, the Deficiency Guaranty Agreement, the Lease Certificate, the Financial Certificate, the Liquor License Assignment, the Escrow Agreement, the Replacement Reserve and Security Agreement, and each other document executed or delivered by Mortgagor or Guarantor in connection with the transaction pursuant to which the Note has been executed and delivered. The term "Loan Documents" also includes all modifications, extensions, renewals, and replacements of each document referred to above."

                  (e) Section 1.18 of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor:

            "1.18 Note: Mortgagor's amended and restated promissory note dated as of May 30, 2000, payable to the order of Mortgagee in the principal face amount of $41,000,000.00, the last payment under which is due on July 1, 2010, or, if extended by Mortgagee by its terms, July 1, 2015, unless such due date is accelerated, together with all renewals, extensions and modifications of such amended and restated promissory note. All terms and provisions of the Note are incorporated by this reference in this Mortgage."

                  (f) Section 1.23 of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor:

            "1.23 Replacement Reserve and Security Agreement: The Replacement Reserve and Security Agreement dated as of December 18, 1996, made by Mortgagor for the benefit of Mortgagee, as modified by the Modification Agreement."

                  (g) Section 1.25 of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor:

            "1.25 Secured Obligations: All present and future obligations of (a) Mortgagor and/or Guarantor to Mortgagee evidenced by or contained in the Note and the other Loan Documents, and (b) the Key Biscayne Borrower and/or Guarantor to Mortgagee evidenced by or contained in the Key Biscayne Note and the Key Biscayne Loan Documents, whether stated in the form of promises, covenants, representations, warranties, conditions, or prohibitions or in any other form. If the maturity of the Note and/or the Key Biscayne Note secured by this Mortgage is accelerated, the Secured Obligations shall also include an amount equal to the prepayment premium payable under the terms of the Note and Key Biscayne Note in connection with any such acceleration."

                  (h) The following definitions are hereby added to the end of
Article I of the Original Mortgage:

            "1.26 Deficiency Guaranty Agreement: The Deficiency Guaranty Agreement dated as of May 30, 2000, executed by the Guarantor for the benefit of Mortgagee."

            "1.27 Key Biscayne Borrower: Sonesta Beach Resort Limited Partnership, a Delaware limited partnership."

            "1.28 Key Biscayne Loan Documents: The Key Biscayne Note, all of the mortgages, deeds of trust, and other instruments and documents executed by the Key Biscayne Borrower and/or Guarantor securing the Key Biscayne Note, including any guaranty agreements, environmental indemnity agreements, replacement reserve agreements, collateral assignment of liquor licenses, lease certificates, and all other documents executed or delivered by the Key Biscayne Borrower and/or Guarantor in connection with the transaction pursuant to which the Key Biscayne Note has been executed and delivered, but excluding the Non-Recourse Guaranty Agreement and the Key Biscayne Second Mortgage. The term `Key Biscayne Loan Documents' also includes all modifications, extensions, renewals, and replacements of each document referred to above."

            "1.29 Key Biscayne Note: The Consolidated and Renewed Promissory Note dated as of May 30, 2000 executed by the Key Biscayne Borrower and payable to the order to Mortgagee in the principal face amount of $31,000,000.00, the last payment under which is due on July 1, 2010, or, if extended by Mortgagee by its terms, July 1, 2015, unless such due date is accelerated, together with all renewals, extensions and modifications of such consolidated and renewed promissory note. All terms and provisions of the Key Biscayne Note are incorporated by this reference in this Mortgage."

            "1.30 Key Biscayne Second Mortgage: The Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated as of May 30, 2000 executed by Key Biscayne Borrower for the benefit of Mortgagee and securing Key Biscayne Borrower's obligations under the Non-Recourse Guaranty Agreement."

            "1.31 Modification Agreement: The Mortgage and Loan Modification Agreement dated as of May 30, 2000, executed by Mortgagor and Mortgagee."

            "1.32 Non-Recourse Guaranty Agreement: The Non-Recourse Guaranty Agreement dated as of May 30, 2000 made by Key Biscayne Borrower for the benefit of Mortgagee, and secured by the Key Biscayne Second Mortgage, pursuant to which Key Biscayne Borrower has guaranteed payment and performance of the Note and the other Loan Documents."

                  (i) Subsections 4.5(a) and 4.5(b) of the Original Mortgage are hereby deleted in their entireties, and the following substituted therefor:

            "(a) Coverages Required. Mortgagor shall maintain or cause to be maintained, with financially sound and reputable insurance companies or associations satisfactory to Mortgagee, all insurance required under the terms of that certain Agreement Concerning Insurance Requirements dated as of May 30, 2000 executed by Mortgagor for the benefit of Mortgagee (the "Insurance Agreement"), and shall comply with each and every covenant and agreement contained in such Insurance Agreement."

            "(b) Renewal Policies. Not less than thirty (30) days prior to the expiration date of each insurance policy required pursuant to the Insurance Agreement, Mortgagor will deliver to Mortgagee an appropriate renewal policy (or a certified copy thereof), together with evidence satisfactory to Mortgagee that the applicable premium has been prepaid."

                  (j) Section 4.13 of the Original Mortgage is hereby modified to require that the financial statements described in subsections 4.13(a) and 4.13(b) shall be prepared in accordance with the Uniform System of Accounts for the Lodging Industry, Ninth Revised Edition, First Printing 1996, as adopted by the American Hotel and Motel Association, as amended or supplemented from time to time.

                  (k) Section 5.3 of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor:

            "5.3 Interference with Leases. Mortgagor shall not collect rent from all or any part of the Property for more than one month in advance, or assign the rents from the Property or any part thereof. Without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, Mortgagor shall not (a) terminate or make or permit any modification to any Primary Lease, or (b) terminate (other than at the stated expiration thereof) or make or permit any modification to the Secondary Lease relating to that portion of the Property currently operated as the so called 'Davio's' restaurant (the 'Davio's Lease'), or enter into, modify or terminate (other than at the stated expiration thereof) any Secondary Lease approved by Mortgagee as a replacement to, or substitution of, the Davio's Lease."

                  (l) Section 5.4 of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor:

            "5.4 Transfer or Further Encumbrance of Property. Subject to the provisions of Section 5.7 relating to Chattels, without Mortgagee's prior written consent, which consent may be granted or withheld in Mortgagee's sole and absolute discretion, Mortgagor shall not (a) sell, assign, convey, transfer or otherwise dispose of any legal, beneficial or equitable interest in all or any part of the Property, (b) permit or suffer any owner, directly or indirectly, of any beneficial interest in the Property or Mortgagor to transfer such interest, whether by transfer of partnership, membership, stock or other beneficial interest in any entity or otherwise, or (c) mortgage, hypothecate or otherwise encumber or permit to be encumbered or grant or permit to be granted a security interest in all or any part of the Property or Mortgagor or any beneficial or equitable interest in either the Property or Mortgagor. The provisions of this Section shall not prohibit transfers of title or interest under any will or testament or applicable law of descent. Notwithstanding the foregoing to the contrary, (1) Mortgagee shall permit transfers of the shares of Guarantor (a "Guarantor Transfer") in connection with the sale of all of the shares of Guarantor to an individual or entity previously approved in writing by Mortgagee in its sole discretion, or, in all other cases, provided that the Sonnabend family, or any of them, shall at all times during which any Secured Obligation shall remain outstanding, (x) collectively own not less than 51% of Guarantor, and (y) control Guarantor, and (2) if any Guarantor Transfer is not permitted under the terms of this Section 5.4, then Mortgagor shall have the right to complete a Defeasance of the Note by satisfying the Defeasance Requirements set forth in the Note. For purposes of the foregoing, the Sonnabend family shall be presumed to control Guarantor if the Sonnabend family, or any of them, possesses the power, directly or indirectly, to direct, or cause the direction of, the management or policies of Guarantor, whether through ownership of voting securities, by contract, or otherwise."

                  (m) Section 6.1 of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor:

            "6.1 Failure to Pay Note. Mortgagor's failure to make any payment due under the Note or any other Loan Document within five (5) days following its due date."

                  (n) The following sections are hereby added to the end of
Article VI of the Original Mortgage:

            "6.17 Default Under Key Biscayne Loan Documents. The occurrence of any default by Key Biscayne Borrower or Guarantor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any of the Key Biscayne Loan Documents."

            "6.18 Default Under Non-Recourse Guaranty Agreement or Key Biscayne Second Mortgage. The failure by Key Biscayne Borrower to make any payment due under the Non-Recourse Guaranty Agreement or the occurrence of any default, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under the Non-Recourse Guaranty Agreement or the Key Biscayne Second Mortgage."

                  (o) Section 9.4 of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor:

            "9.4 Non-Recourse; Exceptions to Non-Recourse. Except as expressly set forth in the Note, the recourse of Mortgagee with respect to the obligations evidenced by the Note and the other Loan Documents shall be solely to the Property, Chattels and Intangible Personalty (as defined in this Mortgage and the Key Biscayne Second Mortgage), and any other collateral given as security for the Note."

                  (p) Section 9.11 of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor:

            "9.11 Defeasance. Upon payment and performance in full of all of the Secured Obligations (or upon the satisfaction of all Defeasance Requirements specified in the Note in connection with the Defeasance of the Note), Mortgagee will execute and deliver to Mortgagor such documents as may be required to reconvey this Mortgage of record."

                  (q) The parenthetical "(OR, IN THE EVENT OF ACCELERATION WHEN THE NOTE IS CLOSED TO PREPAYMENT, AS PROVIDED IN SECTION 1.25 HEREOF)" contained in Section 9.17 of the Original Mortgage is hereby deleted.

                  (r) Exhibit B, Permitted Exception No. 1, of the Original Mortgage is hereby deleted in its entirety, and the following substituted therefor: "Real Property taxes for the second half of 1999, and subsequent years not yet due or payable."

            2. Modification of Replacement Reserve and Security Agreement. The Replacement Reserve and Security Agreement dated as of December 18, 1996, executed by Lender and Borrower (the "Original Replacement Reserve Agreement") is hereby modified as follows:

                  (a) All references to the term "Note" contained in the Original Replacement Reserve Agreement shall be deemed to refer to the Amended and Restated Note; all references to the term "Loan" contained in the Original Replacement Reserve Agreement shall be deemed to refer to the loan evidenced by the Amended and Restated Note.

                  (b) All references to the terms "Mortgage" contained in the Original Replacement Reserve Agreement shall be deemed to refer to the Original Mortgage, as modified hereby.

                  (c) All references contained in the Original Replacement Reserve Agreement to the term "Loan Documents" shall be deemed to refer to such term as defined herein.

                  (d) The definition of the term "Obligations" set forth in
Section 3 of the Original Replacement Reserve Agreement is hereby amended to include the Key Biscayne Borrower's obligations under the Key Biscayne Note and the Key Biscayne Loan Documents.

                  (e) Section 4(a) of the Original Replacement Reserve Agreement is hereby deleted in its entirety, and the following substituted therefor:

            "(a) On or before August 1, 2000 (the "Commencement Date"), and continuing on or before the first day of each month thereafter through and including December 1, 2001, Debtor shall deposit into an account at an FDIC-insured financial institution chosen by Debtor and acceptable to Secured Party in its reasonable discretion (the "Replacement Reserve Account"), four percent (4%) of Gross Revenue (hereinafter defined) for the calendar month ending on the last day of the month that is two months preceding such date. For example, assuming the Commencement Date is August 1, then Debtor shall deposit 4% of Gross Revenue for the period from June 1 through June 30 into the Replacement Reserve Account on or before August 1; Debtor shall deposit 4% of Gross Revenue for the period from July 1 through July 31 into the Replacement Reserve Account on or before September 1, and so on. On or before January 1, 2002, and continuing on or before the first day of each month thereafter through the remaining term of the Loan, Debtor shall deposit into the Replacement Reserve Account, five percent (5%) of Gross Revenue for the calendar month ending on the last day of the month that is two months preceding such date. The sum of all monies on deposit from time to time in the Replacement Reserve Account, including any interest earned thereon, is referred to hereinafter as the "Replacement Reserve." Notwithstanding the foregoing, until such time as Secured Party notifies Debtor that it is electing to enforce the foregoing provisions of this Section 4(a), which Secured Party may do at any time in its sole and absolute discretion, the parties shall adhere to the following procedure: (i) Debtor shall provide Secured Party with a monthly report stating the amount of total Gross Revenues that Debtor would be required to fund into the Replacement Reserve Account, and the actual amount(s) that Debtor has spent, year to date, on Capital Expenses (hereinafter defined) and, provided that the cumulative amount so spent by Debtor on such Capital Expenses exceeds the amount that Debtor would have been required to fund to the Replacement Reserve Account hereunder, Debtor need not fund any amounts into the Replacement Reserve Account; and (ii) amount(s) spent by Debtor on Capital Expenses in any year in excess of the amounts that would otherwise be required under this Section to be deposited by Debtor into the Replacement Reserve Account shall carry forward and be credited to, and treated as, amounts spent in the subsequent year on Capital Expenses."

                  (f) Section 4(c) of the Original Replacement Reserve Agreement is hereby deleted in its entirety.

                  (g) Section 6(c)(i) of the Original Replacement Reserve Agreement is hereby deleted in its entirety, and the following substituted therefor: "(i) would cause the total cost of the Budget for the current year to exceed five percent (5%) of forecasted Gross Revenues for the current year".

            3. Modification of Environmental Indemnity Agreement. The Environmental Agreement dated as of December 18, 1996, executed by Borrower and Guarantor (the "Original Environmental Indemnity Agreement") is hereby modified as follows:

                  (a) All references to the term "Note" contained in the Original Environmental Indemnity Agreement shall be deemed to refer to the Amended and Restated Note; all references to the term "Loan" contained in the Original Environmental Indemnity Agreement shall be deemed to refer to the loan evidenced by the Amended and Restated Note.

                  (b) All references to the terms "Mortgage" contained in the Original Environmental Indemnity Agreement shall be deemed to refer to the Original Mortgage, as modified hereby.

                  (c) All references contained in the Original Environmental Indemnity Agreement to the term "Loan Documents" shall be deemed to refer to such term as defined herein.

            4. Modification of Collateral Assignment of Liquor Licenses. The Collateral Assignment of Liquor Licenses dated as of December 18, 1996, executed by Sonesta for the benefit of Lender (the "Original Collateral Assignment") is hereby modified as follows:

                  (a) All references to the term "Note" contained in the Original Collateral Assignment shall be deemed to refer to the Amended and Restated Note; all references to the term "Loan" contained in the Original Collateral Assignment shall be deemed to refer to the loan evidenced by the Amended and Restated Note.

                  (b) All references to the terms "Mortgage" contained in the Original Collateral Assignment shall be deemed to refer to the Original Mortgage, as modified hereby.

                  (c) All references contained in the Original Collateral Assignment to the term "Loan Documents" shall be deemed to refer to such term as defined herein.

                  (d) The definition of the term "Secured Obligations" set forth in the Original Collateral Assignment is hereby amended to include the Key Biscayne Borrower's obligations under the Key Biscayne Note and the Key Biscayne Loan Documents.

                  (e) The last paragraph commencing on page 1 and continuing onto page 2 of the Original Collateral Assignment is hereby deleted in its entirety, and the following substituted therefor:

            "In consideration of, and as an inducement to, the making by Assignee to Charterhouse and Assignor of the loan evidenced by the Note and secured by the Mortgage and the other Loan Documents, Assignor hereby GRANTS to Assignee a security interest in and also hereby ASSIGNS, transfers and sets over to Assignee all the right, title, interest, power and authority of Assignor in, under and by virtue of the Assigned License or any future license for the sale of alcoholic beverages given or obtained with respect to the whole or any portion of the Licensed Premises."

            5. Modification of Other Loan Documents.

                  (a) All references to the term "Note" contained in the Original Loan Documents shall be deemed to refer to the Amended and Restated Note; all references to the term "Loan" contained in the Original Loan Documents shall be deemed to refer to the loan evidenced by the Amended and Restated Note.

                  (b) All references to the terms "Mortgage" contained in the Original Loan Documents shall be deemed to refer to the Original Mortgage, as modified hereby.

                  (c) All references contained in any of the Original Loan Documents to the term "Loan Documents" shall be deemed to refer to such term as defined herein.

            6. Reaffirmation of Loan Documents.

                  (a) Borrower hereby re-makes each and every representation and warranty of Borrower to Lender contained in Article III of the Original Mortgage and Section 1 of the Original Environmental Indemnity Agreement.

                  (b) As modified hereby, the terms and provisions of the Original Mortgage and the other Original Loan Documents are hereby ratified and confirmed, and shall be and remain in full force and effect, enforceable in accordance with their terms.

            7. Escrow Agreement. Borrower hereby represents and warrants to Lender that the repairs and capital improvements to the Property to be completed pursuant to the terms of the Escrow Agreement (the "Escrow Agreement") dated as of December 18, 1996, by and between Borrower, Lender and the "Servicer" thereunder have been completed, and acknowledges that the funds held pursuant to the terms of the Escrow Agreement have been fully disbursed to Borrower as provided therein, except for the $200,000.00 Capital Reserve (as defined therein), which shall be retained and held by Lender pursuant to the Escrow Agreement and, provided no Default or Event of Default (as defined in the Mortgage) shall then exist, shall be disbursed by Lender to Borrower on the first business day following January 1, 2002.

            8. Grant of Lien and Security Interest.

                  (a) Borrower hereby acknowledges and confirms that the Original Mortgage, as modified hereby, constitutes a first priority security conveyance of and first lien on the Property, subject only to the Permitted Exceptions set forth therein.

                  (b) In consideration of Lender's willingness to make the Additional Advance to Borrower and to make the Key Biscayne Loan to Key Biscayne Borrower, and as security for Borrower's obligations under the Note and the other Loan Documents and Key Biscayne Borrower's obligations under the Key Biscayne Note and the Key Biscayne Loan Documents, Borrower hereby (a) grants, bargains, sells, conveys, mortgages and warrants with MORTGAGE COVENANTS unto Mortgagee the entire right, title, interest and estate of Mortgagor in and to the Property, whether now owned or hereafter acquired; TO HAVE AND TO HOLD the same, together with all and singular the rights, hereditaments, and appurtenances in anywise appertaining or belonging thereto, unto Mortgagee and Mortgagee's successors, substitutes and assigns forever, and (b) grants to Lender a security interest in the Property, Chattels and Intangible Personalty (as defined in the Original Mortgage, as modified hereby), each on the terms and conditions set forth in the Original Mortgage, as amended by this Agreement.

            9. Cross Default. An Event of Default under and as defined in the Amended and Restated Note, the Mortgage or any other Loan Document shall constitute an Event of Default under the Key Biscayne Note, the Key Biscayne Mortgage and the Key Biscayne Loan Documents, and any Event of Default under and as defined in any of such Key Biscayne Loan Documents shall constitute an Event of Default under each and every Loan Document.

            10. Statutory Condition. This Agreement is upon the STATUTORY CONDITION, and upon the further condition that each of the aforementioned covenants, agreements, representations and warranties shall be kept and duly performed. If there shall occur a breach of any of such conditions which constitutes an Event of Default under the Loan Documents, or if the entire mortgage debt becomes due at the option of Lender, the holder hereof shall have the STATUTORY POWER OF SALE, and, as to the Collateral (as defined in the Original Mortgage, as modified hereby), all rights and remedies conferred by the Uniform Commercial Code.

            11. Miscellaneous.

                  (a) This Agreement may be executed in several counterparts, and executed counterparts bearing signatures of Borrower and Lender shall constitute a fully-executed original of this Agreement.

                  (b) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to its principles of conflicts of laws.

                  (c) The parties hereby agree to execute any and all additional documents that may reasonably be required in order to evidence, secure or carry out the agreements and undertakings set forth in this Agreement.

                  (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

                  (e) EACH PARTY TO THIS AGREEMENT KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT, ANY ORIGINAL LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY LOAN DOCUMENT OR ORIGINAL LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THE TRANSACTIONS EVIDENCED BY THIS AGREEMENT.

                   [Balance of page intentionally left blank]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                              LENDER:

                              SUNAMERICA LIFE INSURANCE COMPANY,
                              an Arizona corporation


                              By:  /s/
                                   -------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------


                              BORROWER:

                              /s/
                              ------------------------------------------
                              Peter J. Sonnabend, Trustee of the Charterhouse of Cambridge Trust, and not individually


                              /s/
                              ------------------------------------------
                              Boy A.J. van Riel, Trustee of the Charterhouse of Cambridge Trust, and not individually


                              SONESTA OF MASSACHUSETTS, INC., a
                              Massachusetts corporation


                              By: /s/
                                 ---------------------------------------
                              Peter J. Sonnabend, Vice President

                 [ATTACH CALIFORNIA ACKNOWLEDGMENT - SUNAMERICA]

                          COMMONWEALTH OF MASSACHUSETTS

COMMONWEALTH OF MASSACHUSETTS             )
                                          )  ss                   May ___, 2000
COUNTY OF                                 )
          --------------------------------

                  Then personally appeared the above-named Peter J. Sonnabend as Trustee of the Charterhouse of Cambridge Trust, and not individually, and acknowledged the foregoing instrument to be the free act and deed of Peter J. Sonnabend and such trust before me.


                                  --------------------------------------------
                                  Notary Public

                                  My commission expires ______________________


                          COMMONWEALTH OF MASSACHUSETTS

COMMONWEALTH OF MASSACHUSETTS             )
                                          )  ss                   May ___, 2000
COUNTY OF                                 )
          --------------------------------

            Then personally appeared the above-named Boy A.J. van Riel, Trustee of Charterhouse of Cambridge Trust, and not individually, and acknowledged the foregoing instrument to be the free act and deed of Boy A.J. van Riel and such trust before me.


                                  --------------------------------------------
                                  Notary Public

                                  My commission expires ______________________


                          COMMONWEALTH OF MASSACHUSETTS

COMMONWEALTH OF MASSACHUSETTS             )
                                          )  ss                   May ___, 2000
COUNTY OF                                 )
          --------------------------------

            Then personally appeared the above-named Peter J. Sonnabend as Vice President of Sonesta of Massachusetts, Inc., a Massachusetts corporation, and acknowledged the foregoing instrument to be the free act and deed of Peter J. Sonnabend and such corporation before me.


                                  --------------------------------------------
                                  Notary Public

                                  My commission expires ______________________

                                    EXHIBIT A

                            (Description of Property)